UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 27, 2015
Date of report (Date of earliest event reported)

DR. TATTOFF, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-52836	20-0594204
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

8500 Wilshire Blvd., Suite 105
Beverly Hills, CA 90211
(Address of Principal Executive Offices) (Zip Code)

(310) 659-5101
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.            Changes in Registrant’s Certifying Accountant.

 (a)         On April 27, 2015, we dismissed SingerLewak LLP as our independent registered public accounting firm effective April 27, 2015. The dismissal was approved by the audit committee (“Audit Committee”) of our board of directors.

During the fiscal years ended December 31, 2014 and 2013, SingerLewak LLP reports on our financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that they had raised an uncertainty and concern regarding our ability to continue as a going concern during those periods.

During the fiscal years ended December 31, 2014 and 2013 and the subsequent periods through April 27, 2015, (i) there were no disagreements between us and SingerLewak LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SingerLewak LLP would have caused SingerLewak LLP to make reference to the subject matter of the disagreements in connection with its reports on our financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On April 27, 2015, we provided SingerLewak LLP with a copy of the disclosures we are making in response to Item 4.01 on this Form 8-K, and requested that SingerLewak LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated April 28, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

 (b)         On April 27, 2015, the Registrant engaged Weinberg & Company as its new independent registered public accounting firm beginning with the quarterly period ended March 31, 2015 and for our fiscal year ended December 31, 2015. The change in our independent registered public accounting firm was approved by the Audit Committee. During the two most recent fiscal years and through April 27, 2015, neither we nor anyone on our behalf consulted with Weinberg & Company regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)	The type of audit opinion that might be rendered on our financial statements, and none of the following was provided to us:

(a)	A written report; or (b) oral advice Weinberg & Company concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.            Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from SingerLewak LLP dated April 28, 2015, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DR. TATTOFF, INC.

Date: April 28, 2015	By:	/s/ Harry L. Zimmerman
Harry L. Zimmerman
EVP - COO